                                                                   EXHIBIT 10.19

                           AGREEMENT OF PURCHASE AND


                         SALE OF PARTNERSHIP INTERESTS


                                 BY AND AMONG


                           LW-RTC, INC., LW-LP, INC.
                                      AND
                             NP INVESTMENT VI CO.

                              AS SELLING PARTNERS


                                      AND

                       PRENTISS PROPERTIES LIMITED, INC.

                                 AS PURCHASER



                         Dated:  AS OF AUGUST 5, 1996

                               TABLE OF CONTENTS


                                                                                                             Page

ARTICLE I.                   DEFINITIONS; PURCHASE PRICE....................................................    2

     Section 1.1             Definitions....................................................................    2
     Section 1.2             Sale and Delivery of the Partnership Interests.................................    6
     Section 1.3             Purchase Price for the Partnership Interests...................................    6
     Section 1.4             Independent Consideration......................................................    6

ARTICLE II.                  THE CLOSING DATE AND THE CLOSING;
                             OBLIGATIONS OF PURCHASER AND SELLING
                             PARTNERS WITH RESPECT THERETO..................................................    7

     Section 2.1             The Closing and the Closing Date...............................................    7
     Section 2.2             Selling Partners' Obligations at the Closing...................................    7
     Section 2.3             Purchaser's Obligations at the Closing.........................................    8

ARTICLE III.                 REPRESENTATIONS, WARRANTIES AND COVENANTS......................................    9

     Section 3.1             Representations and Warranties of Selling Partners.............................    9
     Section 3.2             Knowledge Standard.............................................................   10
     Section 3.3             Survival of Representations and Warranties.....................................   10
     Section 3.4             Selling Partners' Obligation to Notify Purchaser of Change.....................   11
     Section 3.5             Purchaser's Acknowledgement....................................................   11

ARTICLE IV.                  CONDITIONS TO CLOSING..........................................................   11

     Section 4.1             Conditions Precedent to Purchaser's Obligations................................   11

     Section 4.2             Consequences of the Failure of Section 4.1 Conditions Precedent................   12
     Section 4.3             Conditions Precedent to Selling Partners' Obligation to Close..................   13
     Section 4.4             Operation of Project Prior to Closing..........................................   13

ARTICLE V.                   DEFAULTS AND REMEDIES..........................................................   14

     Section 5.1             Selling Partners' Defaults; Purchaser's Remedies...............................   14
     Section 5.2             Purchaser's Default; Selling Partners' Remedies................................   14
     Section 5.3             Attorneys' Fees................................................................   15

ARTICLE VI.                  CLOSING COSTS; POST-CLOSING ADJUSTMENTS........................................   15

     Section 6.1             Closing Costs..................................................................   15
     Section 6.2             Post-Closing Adjustments with Respect to Available Cash........................   15

                                      (i)

ARTICLE VII.                 INDEMNIFICATION................................................................   16

     Section 7.1             Brokerage Commissions..........................................................   16
     Section 7.2             Selling Partners' Indemnity....................................................   16
     Section 7.3             Purchaser's Indemnity..........................................................   16

ARTICLE VIII.                MISCELLANEOUS..................................................................   17

     Section 8.1             Survival of Terms..............................................................   17
     Section 8.2             Binding Effect.................................................................   17
     Section 8.3             Entire Agreement; Modifications................................................   17
     Section 8.4             Headings.......................................................................   17
     Section 8.5             Interpretation and Construction................................................   17
     Section 8.6             Notice.........................................................................   18
     Section 8.7             Additional Acts................................................................   19
     Section 8.8             Applicable Law.................................................................   19
     Section 8.9             Assignment.....................................................................   19
     Section 8.10            Time of the Essence............................................................   19
     Section 8.11            Conditions.....................................................................   19
     Section 8.12            Severability...................................................................   20
     Section 8.13            Counterparts...................................................................   20
     Section 8.14            Acquisition of Other Projects..................................................   20

EXHIBITS:

"A"     -        Description of Land
"B"     -        Closing Certificate
"C"     -        Other Properties

SCHEDULES:

Schedule 1.1(v)      -      Partnership Interests

                                     (ii)

                        AGREEMENT OF PURCHASE AND SALE
                           OF PARTNERSHIP INTERESTS
                           ------------------------

     THIS AGREEMENT OF PURCHASE AND SALE is made and entered into by and among PRENTISS PROPERTIES LIMITED, INC., a Delaware corporation ("Purchaser"), and NP INVESTMENT VI CO., a Delaware corporation ("NP Co."), LW-LP, INC., a Delaware corporation ("LW-LP"), and LW-RTC, INC., a Delaware corporation ("LW-RTC") (NP Co., LW-LP, and LW-RTC being collectively called "Selling Partners"), as of the Effective Date.


                              W I T N E S S E T H:
                              ===================

     NP Co. and LW-LP on August 31, 1995, formed PL PROPERTIES ASSOCIATES, L.P., a Delaware limited partnership ("PL LP"), for the purpose of owning, operating and selling the Project, as hereinafter defined.

     PL LP was formed pursuant to the terms and conditions of that certain Agreement of Limited Partnership (the "Original PL LP Partnership Agreement"), dated August 31, 1995, by NP Co. and LW-LP, which was amended and restated in that certain Amended and Restated Agreement of Limited Partnership dated as of September 5, 1995, by and among LePren Partners, L.P., a Delaware limited partnership ("LePren"), as the general partner, and LW-LP and Prentiss Properties C-2 Investors, L.P., a Texas limited partnership ("C-2"), as limited partners (the Original Partnership Agreement, as amended and restated, the "PL LP Partnership Agreement").

     NP Co. and C-2, as the general partners, and LW-RTC, as the limited partner, formed LePren for the purpose of having LePren serve as general partner of PL LP. LePren was formed pursuant to the terms and conditions of that certain Agreement of Limited Partnership dated as of September 5, 1995, by and among NP Co., C-2 and LW-RTC (the "LePren Partnership Agreement").

     Selling Partners are the owners and holders of the partnership interests (the "Partnership Interests") in the Partnerships (as hereinafter defined) as set forth on the attached Schedule 1.1(v). Purchaser, on its behalf and on
                          ---------------
behalf of certain Affiliates, desires to contract to purchase and acquire the Partnership Interests. It is contemplated that Purchaser, or its permitted assignee, shall acquire a portion of the Partnership Interests and the balance of the Partnership Interests shall be acquired by one or more Affiliates of Purchaser, or its permitted assignee.

                                  AGREEMENTS
                                  ----------

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Selling Partners hereby agree as follows:

                                  ARTICLE I.

                          DEFINITIONS; PURCHASE PRICE
                          ---------------------------

     Section 1.1  Definitions.  As used in this Agreement, the terms listed
     -----------  -----------
below, when they appear with their initial letters capitalized, shall have the following meanings unless the context in which they occur requires otherwise:

             (a)  "Affiliate" means a Person who, directly or indirectly through
                   ---------
     one or more intermediaries, owns or controls, is owned or controlled by or is under common control or ownership with the Person in question. For purposes of this definition "own" or "ownership" means ownership by one Person of ten percent (10%) or more of the voting stock of the controlled Person, in the case of a corporation, or, in the case of Persons other than corporations, entitlement of the controlling Person, directly or indirectly, to receive ten percent (10%) or more of the dividends, profits or similar economic benefit from the controlled Person; and "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the controlled Person.

             (b)  "Agreement" means, and the words "herein," "hereof,"
                   ---------
     "hereunder," and words of similar import, shall refer to, this Agreement of Purchase and Sale as it may be amended from time to time with the required consent of each party.

             (c)  "Available Cash" means all cash funds of the Partnerships
                   --------------
     generated by the operation of the Project or otherwise through the Closing Date (whether collected prior to or subsequent to the Closing Date) after
     (i) payment of or provision for all operating expenses of the Project or the Partnerships payable as of the Closing Date and (ii) provision for a reasonable reserve to pay accrued and unpaid expenses from the operation of the Partnerships and the Project on or prior to the Closing Date.

             (d)  "Business day" means a day that is not a Saturday, a Sunday, a
                   ------------
     legal holiday or a day on which banks are required or permitted by law or other governmental action to close in New York, New York.

             (e)  "Books and Records" means all financial and other books and
                   -----------------
     records maintained by or for the benefit of PL LP (or the Partnerships if the context requires) in connection with the operation of the Project and PL LP (or the Partnerships if the context requires) and all building plans, specifications and drawings, engineering, soils and geological reports, environmental reports and other documents prepared in connection with the construction, maintenance, repair, management or operation of the Project which are within the possession or control of Selling Partners, the Partnerships, PL LP (or the Partnerships if the context requires), or PL LP's (or the Partnerships' if the context requires) Affiliates, agents or representatives.

             (f)  "C-2" means Prentiss Properties C-2 Investors, L.P., a Texas
                   ---
     limited partnership.

             (g)  "Closing" means the consummation of the purchase of the
                   -------
     Partnership Interests by Purchaser from Selling Partners in accordance with the terms and provisions of Article III, which Closing shall be held at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., Suite 4100, 1700 Pacific Avenue, Dallas, Texas 75201-4618 on the Closing Date commencing at 10:00 a.m. Central Daylight Time.

             (h)  "Closing Date" means a Business day which shall be established
                   ------------
     by Purchaser by written notice delivered to Selling Partners, which date shall be no earlier than thirty (30) days following the date of such notice, except that from and after the date the IPO shall have occurred, such date shall be no earlier than ten (10) days following the date of such notice; provided, however, that in no event shall the Closing Date be a date later than December 31, 1996.

             (i)  "Effective Date" shall mean the date on which this Agreement
                   --------------
     shall be fully executed and unconditionally delivered by Purchaser and Selling Partners.

             (j)  "Governmental Regulations" means all laws, ordinances, rules,
                   ------------------------
     regulations, statutes, building and fire codes, zoning ordinances, restrictions, restrictive covenants, judgments, orders or decrees, health and environmental laws and regulations and any and all other laws, requirements, standards and regulations or appropriate supervising boards of fire underwriters and other matters of all governmental authorities or courts of competent jurisdiction having jurisdiction over the Project, including, but not limited to the Americans with Disabilities Act.

             (k)  "Improvements" means all buildings, structures, and other
                   ------------
     improvements, including such fixtures as shall constitute real property, located on the Land including, but not limited to, the office buildings, parking lots and all other amenities, together with PL LP's interest, if any, in all machinery, fixtures and equipment used in the general operation of such buildings and improvements, and/or affixed to or located upon the Land, along with all accessions and additions thereto, excluding therefrom any machinery, fixtures, equipment or personal property owned by Tenants at the Project.

             (l)  "IPO" means the proposed initial public offering of securities
                   ---
     in the PPL REIT.

             (m)  "Land" means the tracts or parcels of real property more
                   ----
     particularly described on Exhibit "A" attached hereto and made a part
                               -----------
     hereof for all purposes, together with all and singular all right, title and interest of PL LP, reversionary or otherwise, in and to all easements in or upon the Land and all other rights and appurtenances belonging or in anywise pertaining thereto, if any, including any right, title, and interest of PL LP in and to any land lying in the bed of any street, road or access way, right-of-way, alley, opened or proposed, in front of, at a side of or adjoining the Land to the centerline thereof.

             (n)  "LePren" means LePren Partners, L.P., a Delaware limited
                   ------
     partnership.

             (o)  "LePren Partnership Agreement" means that certain Agreement of
                   ----------------------------
     Limited Partnership, dated as of September 5, 1995, pursuant to which LePren was formed.

             (p)  "Leases" means all leases, licenses, franchises, concessions
                   ------
     and other occupancy agreements for the use or occupancy of any portion of the Project, together with all rents, issues, profits, and deposits thereunder and all amendments thereto.

             (q)  "LW-LP" means LW-LP, Inc. a Delaware corporation.
                   -----

             (r)  "LW-RTC" means LW-RTC, Inc., a Delaware corporation.
                   ------

             (s)  "Miscellaneous Assets" means all contract rights, leases,
                   --------------------
     concessions, assignable warranties, and other items of intangible personal property owned by PL LP (but only to the extent assignable) and relating to the ownership or operation of the Land and Improvements, including, but not limited to, (i) the Service Contracts, (ii) the Permits, (iii) the Leases,
     (iv) assignable utility and similar deposits, (v) prepaid license and permit fees, (vi) the Warranties and (vii) the Books and Records.

             (t)  "NP Co." means NP Investment VI Co., a Delaware corporation.
                   ------

             (u)  "Parkwest C-2 Agreement" means that certain Agreement of
                   ----------------------
     Purchase and Sale of Partnership Interests, dated of even date herein by and between Purchaser and C-2.

             (v)  "Partnerships" means PL LP and LePren.
                   ------------

             (w)  "Partnership Agreements" means the PL LP Partnership Agreement
                   ----------------------
     and the LePren Partnership Agreement.

             (x)  "Partnership Interests" means the partnership interests in the
                   ---------------------
     Partnerships owned by Selling Partners, the type and percentage interest held by each of Selling Partners being set forth on Schedule 1.1(v)
                                                         ---------------
     attached hereto and made a part hereof for all purposes.

             (y)  "Permits" means all licenses and permits issued to or for the
                   -------
     benefit of PLP and used or relating to the ownership or operation of the Project in accordance with its current use.

             (z)  "Person" means an individual, partnership, joint venture,
                   ------
     corporation, limited liability company, joint stock company, trust (including a business trust), unincorporated association or other entity, or a government or any political subdivision or agency thereof.

             (aa) "Personal Property" means all tangible personal property,
                   -----------------
     fixtures, furniture, furnishings, equipment, machinery, apparatus, appliances, and other articles of depreciable personal property now owned by PL LP located on or in the Land and the Improvements and used or usable in connection with any part of the Project. The term "Personal Property" shall specifically exclude any and all bank accounts of the Partnerships and the sums deposited therein, title to which shall be retained by the existing partners of C-2 and Selling Partners.

            (bb)  "PL LP" means PL Properties Associates, L.P., a Delaware
                   -----
     limited partnership.

            (cc)  "PL LP Partnership Agreement" means that certain Amended and
                   ---------------------------
     Restated Agreement of Limited Partnership dated as of September 5, 1995, pursuant to which LePren was substituted as the general partner and C-2 was added as a limited partner in PL LP and the Original PL LP Partnership Agreement was restated in its entirety.

            (dd) "PPL REIT" means the corporation or real estate investment
                  --------
     trust to be formed by Purchaser to operate as a real estate investment trust under the Internal Revenue Code of 1986, as amended, to conduct the IPO, and to acquire directly or indirectly all or a portion of the Partnership Interests and interests in other real properties, assets, partnerships and related service businesses.

            (ee)  "Project" means the Land, the Personal Property, the
                   -------
     Miscellaneous Assets and the Improvements.

            (ff)  "Purchase Price" means the sum of $7,281,667.00, as adjusted
                   --------------
     pursuant to the provisions of Section 1.3 (b) hereof.

            (gg)  "Purchaser" means Prentiss Properties Limited, Inc., a
                   ---------
     Delaware corporation.

            (hh)  "Selling Partners" means LW-LP, LW-RTC, and NP Co.
                   ----------------

            (ii)  "Selling Partners' Actual Knowledge" shall have the meaning
                   ----------------------------------
     set forth in Section 3.2 hereof.

            (jj)  "Service Contracts" means all service contract, landscaping
                   -----------------
     contract, management contracts, maintenance arrangements, or other agreements entered into by or on behalf of PL LP affecting the operation of the Project.

            (kk)  "Simultaneous Closing Condition" shall have the meaning set
                   ------------------------------
     forth in Section 8.14 hereof.

            (ll)  "State" means the State of Texas.
                   -----

            (mm)  "Tenant" means any Person occupying any portion of the Project
                   ------
     under or pursuant to a Lease.

            (nn)  "Trigger Date" means March 1, 1996.
                   ------------

            (oo)  "Warranties" means all warranties and guaranties relating to
                   ----------
     the Project, or any part thereof, or to the Personal Property or Improvements, or construction thereof.

     Section 1.2  Sale and Delivery of the Partnership Interests.  Selling
     -----------  ----------------------------------------------
Partners hereby agree to sell, transfer and assign the Partnership Interests to Purchaser or its permitted assignees, and Purchaser hereby agrees to purchase the Partnership Interests from Selling Partners, on the Closing Date, upon and subject to the terms and provisions hereinafter set forth.

     Section 1.3  Purchase Price for the Partnership Interests.
     -----------  --------------------------------------------

             (a)  Payment of the Purchase Price.  The Purchase Price shall be
                  -----------------------------
     payable to Selling Partners on the Closing Date by Federal Reserve wire transfer of immediately available funds to an account or accounts to be designated by Selling Partners, plus or minus prorations and adjustments as hereinafter provided. The Purchase Price shall be allocated among Selling Partners for federal income tax purposes in the manner required by the Partnership Agreements.

             (b)  Adjustment to the Purchase Price. In the event that during the
                  --------------------------------
     period between the Trigger Date and the Closing Date, PL LP expends any sums of money in connection with

                  (i) a capital improvement, the betterment of or enhancement of the Project excluding expenditures (which are to be borne by the Partnerships or Selling Partners from available cash of the Partnerships or other sources) (a) which relate to routine repair and maintenance of the Project necessary to maintain the Project in its current condition, or (b) which are required to comply with written commitments to Tenants pursuant to the Leases entered into prior to the Trigger Date, or

                  (ii) a tenancy created from and after the Trigger Date, which has been approved by Purchaser, including, without limitation, any leasing commissions or tenant improvement expenses;


     then in such event the Purchase Price shall be increased by ninety percent (90%) of the amounts expended by PL LP under this Section 1.3.


     Section 1.4  Independent Consideration.  Concurrently herewith, Purchaser
     -----------  -------------------------
has paid to Selling Partners the sum of $100.00 each, which shall be independent consideration (the "Independent Consideration"), for the agreements of Selling Partners set forth herein. The Independent Consideration shall be in addition to the Purchase Price. If the Closing does not occur for any reason, the Independent Consideration shall be deemed earned and shall be retained by each of Selling Partners.

                                 ARTICLE II.

                 THE CLOSING DATE AND THE CLOSING; OBLIGATIONS
             OF PURCHASER AND SELLING PARTNERS WITH RESPECT THERETO
             ------------------------------------------------------

     Section 2.1  The Closing and the Closing Date.  The purchase of the
     -----------  --------------------------------
Partnership Interests contemplated by the terms and conditions of this Agreement shall be consummated at the Closing to be held on the Closing Date.

     Section 2.2  Selling Partners' Obligations at the Closing.
     -----------  --------------------------------------------

          (a)  At the Closing, each of Selling Partners shall do the following:

               i) Execute and deliver to Purchaser a good and sufficient assignment of partnership interests (the "Assignment") (with warranty limited to Selling Partners' acts and subject to the terms, conditions and limitations set forth in this Agreement) in the form approved by Purchaser and Selling Partners, conveying the title in and to the Partnership Interests free and clear of all liens or encumbrances;

               ii) Execute and deliver to Purchaser an amendment to the Partnership Agreements (the "Amendment"), in the form approved by Purchaser and Selling Partners, covering the withdrawal of Selling Partners and the admittance of Purchaser or its designees as partners in the Partnerships and such other matters as Purchaser may reasonably require;

               iii) Execute, acknowledge and deliver an affidavit in form reasonably acceptable to Purchaser, stating, under penalty of perjury, Selling Partners' U.S. taxpayer identification numbers and that Selling Partners are not foreign persons within the meaning of Section 1445 of the Internal Revenue Code;

               iv) Execute and deliver to Purchaser a Closing Certificate (herein so called), in the form and containing the content of the Closing Certificate attached hereto as "Exhibit "B"
                                                                   -----------
                    and made a part hereof for all purposes;

               v) Deliver or cause the Partnerships to deliver to Purchaser satisfactory evidence that all necessary corporate, partnership, or other actions on the part of Selling Partners required by this Agreement have been taken with respect to the consummation of the transaction contemplated hereby; and

               vi) Deliver to Purchaser such other assignments and documents as may be required pursuant to the provisions hereof or mutually agreed by counsel for Selling Partners and Purchaser to be necessary to fully consummate the transaction contemplated hereby.

          (b) If Selling Partners fail or are unable to deliver any of the items set forth in this Section 2.2 at the Closing, Purchaser may (1) elect to waive such failure and close the transaction, or (2) exercise any one or more of its options under Section 5.1(b) hereof.

     Section 2.3  Purchaser's Obligations at the Closing.
     -----------  --------------------------------------

          (a) At the Closing, and upon receipt of all items to be delivered to Purchaser under Section 2.2 above, Purchaser shall do the following:

               i) Deliver the Purchase Price in accordance with Section 1.3(a) hereof;

               ii) Execute and deliver to Selling Partners counterparts of the Assignment to be executed and delivered by Selling Partners pursuant to Section 2.2 above;

               iii) Execute and deliver to Selling Partners counterparts of the
                    Amendment to be executed and delivered by Selling Partners pursuant to Section 2.2 above;

               iv) Deliver to Selling Partners satisfactory evidence that all necessary corporate, partnership, or other actions by Purchaser have been taken with respect to the consummation of the transaction contemplated hereby; and

               v) Deliver to Selling Partners such other instruments or documents as may be required pursuant to the terms hereof or mutually agreed by counsel for Selling Partners and Purchaser to be necessary to fully consummate the transaction contemplated hereby.

          (b) If Purchaser fails or is unable to deliver any items set forth in this Section 2.3 at the Closing, Selling Partners may (1) elect to waive such failure and close the transaction, or (2) exercise their remedies under Section 5.2(b) hereof.

                                 ARTICLE III.

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

     Section 3.1  Representations and Warranties of Selling Partners.
     -----------  --------------------------------------------------
Selling Partners hereby represent and warrant to Purchaser, as of the date hereof and as of the Closing Date, the following:

          (a) Each of Selling Partners is the legal and beneficial owner of the respective Partnership Interest owned by Selling Partner in question. The Partnership Interests are owned by Selling Partners free and clear of all liens, security interests, pledges, assessments, charges, adverse claims, restrictions and other encumbrances created by Selling Partners or their predecessors in interest, except as set forth in the Partnership Agreements. Other than the rights and obligations arising under this Agreement and the Partnership Agreements, the Partnership Interests are not subject to any rights of any other person to acquire the same, nor are the Partnership Interests subject to any restrictions on transfer thereof, except for restrictions imposed by the Partnership Agreements and applicable federal and state securities laws.

          (b) The Partnerships have been duly formed and are validly existing as limited partnerships under the laws of the State of Delaware, and are duly registered or qualified to do business in the State of Texas.

          (c) Neither the execution and deliver of this Agreement nor the consummation of the transaction contemplated hereby conflict with or will result in a material breach of any of the provisions of, or constitute a default under, any agreement or instrument to which the Partnerships are a party or by which they are bound. There are no actions, voluntary or involuntary, pending against Selling Partners or the Partnerships under any bankruptcy, reorganization, arrangement, insolvency or similar federal or state statute.

          (d) Each of Selling Partners has been duly formed and is validly existing as a corporation under the laws of the State of Delaware. NP Co. is duly registered or qualified to do business in the State of Texas. The execution, delivery and performance of this Agreement and all other documents, instruments and agreements to be executed and delivered by Selling Partners pursuant to this Agreement (collectively, "Selling Partners' Documents") are within the corporate power of Selling Partners and have been duly authorized by all necessary and appropriate corporate action.

          (e) Neither the execution and deliver of this Agreement and Selling Partners' Documents nor the consummation of the transaction contemplated hereby conflict with or will result in a material breach of any of the provisions of, or constitute a default under, (i) the corporate documents of Selling Partners or (ii) any agreement or instrument to which Selling Partners are a party or by which they are bound. There are no actions, voluntary or involuntary, pending against Selling Partners under any bankruptcy, reorganization, arrangement, insolvency or similar federal or state statute.

          (f) Selling Partners are not "foreign persons" as defined in Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

          (g) As of the date hereof, to Selling Partners' Actual Knowledge there is not any pending, nor have the Partnerships or Selling Partners received written notice of any threatened, proceeding, suit or action against the Partnerships or Selling Partners which, if adversely decided, would prevent or materially delay the consummation of the transaction contemplated by this Agreement, or materially adversely affect the Partnerships or the Partnership Interests.

          (h) To Selling Partners' Actual Knowledge, (1) the Partnerships have filed all income, franchise, sales, payroll and other tax returns and reports of every nature required to be filed by them accurately reflecting all taxes owing to the United States or any other government, government subdivision or taxing authority, and they have paid in full or made adequate provision for the payment of all taxes and duties (including penalties and interest) for which they have or may have liability; (2) there is no unassessed tax deficiency proposed or threatened against the Partnerships as a result of the operation of its business; (3) there are no liens on the assets of the Partnerships as a result of any tax liabilities except for taxes not yet due and payable; and (4) there are, as of the date of this Agreement, no, and after the date of this Agreement there will not be any, tax deficiencies (including penalties and interest) of any kind assessed against or relating to the Partnerships with respect to any taxable periods ending on or before, or including, the Closing Date of a character or nature that would result in liens or claims on any of the Project, or on the Partnerships' title to or use of the Project, or that would result in any claim against the Partnerships.

          (i) The copies of the Partnership Agreements and the amendments thereto, if any, to be delivered to Purchaser by Selling Partners are true and correct copies of the documents governing the formation and existence of the Partnerships and there are no other agreements, documents or other instruments of any nature which govern the relationship of the partners in the Partnerships or its assets.

     Section 3.2  Knowledge Standard.  For purposes hereof, wherever the term
     -----------  ------------------
"Selling Partners' Actual Knowledge" is used it shall be limited to the knowledge of Edward J. Meylor, after due inquiry by such individual of supervisory on-site property management personnel at the Project. Notwithstanding anything herein contained to the contrary, in the event that prior to Closing, Purchaser has actual knowledge of any fact or circumstance that would make any of the representations or warranties of Selling Partners set forth herein untrue or incorrect, Selling Partners shall not be deemed to be in default hereunder by reason of the fact that such representation or warranty is in fact untrue or incorrect.

     Section 3.3  Survival of Representations and Warranties.  The
     -----------  ------------------------------------------
representations and warranties set forth in Section 3.1 hereof shall be continuing and shall be true and correct on and as of the Closing Date with the same force and effect as if made at that time, and all of such representations and warranties shall survive the Closing without limitation of time constraints.

     Section 3.4  Selling Partners' Obligation to Notify Purchaser of Change.
     -----------  ----------------------------------------------------------
If, prior to the Closing Date, either Selling Partners or the Partnerships become aware that any representation or warranty set forth in Section 3.1 hereof which was true and correct on the date hereof has become incorrect in any material respect, either prior to or at Closing, due to changes in conditions or the discovery of information by Selling Partners or the Partnerships of which Selling Partners were unaware on the date hereof, Selling Partners shall immediately notify Purchaser thereof. Upon receipt of such notification, if such change is material and adverse with respect to the acquisition of the Project, Purchaser shall have the option of terminating this Agreement whereupon this Agreement shall become null and void and of no further force or effect and neither party shall have any further obligation one to the other. If Purchaser does not exercise its option to terminate this Agreement by reason of any such change in conditions, appropriate modifications shall be made in the terms hereof to reflect the change in the conditions to the mutual satisfaction of Selling Partners and Purchaser.

     Section 3.5  Purchaser's Acknowledgement.   Purchaser acknowledges that,
     -----------  ---------------------------
with the exception of the representations and warranties set forth in this Agreement, the Partnership Interests shall be acquired on a basis that is without representation or warranty, including any representations or warranties relating to the Project, which as of the Closing Date shall be in its present condition, subject to reasonable use, wear, tear and natural deterioration and fire and damage from other casualty between the Effective Date and the Closing Date. In such regard, there shall be no reduction in the Purchase Price for any change in the condition of the Project by reason of any events, subsequent to the Effective Date, except by reason of condemnation or casualty. Purchaser further acknowledges that it has not been induced by, nor has it relied upon, any representations, warranties or other statements, whether express or implied, made by Selling Partners, or any of its agents, employees or other representatives, which are not expressly set forth in this Agreement or in the materials to be delivered to Purchaser in accordance with the terms and provisions hereof.

                                  ARTICLE IV.

                             CONDITIONS TO CLOSING
                             ---------------------

     Section 4.1  Conditions Precedent to Purchaser's Obligations.  The
     -----------  -----------------------------------------------
obligations of Purchaser hereunder to consummate the transactions contemplated hereby are subject to the satisfaction, as of the Closing Date, or within the time periods specified herein below, of each of the following conditions (any of which may be waived in whole or in part in writing by Purchaser at or prior to the Closing):

          (a) The representations and warranties of Selling Partners set forth herein shall be true in all material respects on and as of the Closing Date with the same force and effect as if such representations and warranties have been made on and as of the Closing Date;

          (b) Selling Partners shall have performed, observed and complied with all of the covenants, agreements and conditions required by this Agreement to be performed, observed and complied with in all material respects by Selling Partners prior to or as of the Closing Date;

          (c) The transaction contemplated by the Parkwest C-2 Agreement shall have been consummated contemporaneously with the closing of the transaction contemplated herewith;

          (d) Selling Partners shall have delivered to Purchaser a certificate or certificates as may be acceptable to Purchaser stating that a search has been conducted by a party acceptable to Purchaser of both the state and county records in which financing statements and security agreements are filed under the Uniform Commercial Code of the State and that such searches indicate that, except security interests or liens to be released at Closing, no security interests or liens of any kind or nature, including, but not limited to, any equipment financing or leasing arrangements, are claimed by any Person against the Personal Property, the Partnership Interests or the Improvements or any part thereof;

          (e) The closing of the IPO shall have occurred;

          (f) No material adverse change in the condition or operation of the Project (including without limitation casualty loss or condemnation) not covered by insurance or the Partnerships as they exist on the Effective Date shall have occurred between the Effective Date and the Closing Date, which change negatively and adversely affects the Project or the Partnership in any material manner; and

          (g) The Project shall not have suffered any unrepaired casualty loss or condemnation since the Effective Date which materially and adversely affects the Project or the Partnerships.

     Section 4.2  Consequences of the Failure of Section 4.1 Conditions
     -----------  -----------------------------------------------------
Precedent.   The consequences of the failure of the conditions precedent to
- ---------
Purchaser's obligations to consummate the transaction contemplated hereby as set forth in Section 4.1 above are as follows:

          (a) In the event that the Closing Date has been established, Purchaser is ready, willing and able to consummate the acquisition of the Partnership Interests and the conditions set forth in Subsections 4.1 (a) and/or (b) have not been satisfied, Selling Partners shall be deemed in default hereunder and Purchaser shall have the option to either (i) waive those conditions and proceed with the Closing or (ii) exercise it rights and remedies set forth in Article V.

          (b) In the event on or before the Closing Date, the conditions set forth in Subsections 4.1(c), (d), (e), (f) or (g) above have not been satisfied, Purchaser shall have the option to either (i) waive those conditions and proceed with the Closing or (ii) terminate this Agreement whereupon this Agreement shall become null and void and of no further force or effect and neither party shall have any further obligation one to the other.

     Section 4.3  Conditions Precedent to Selling Partners' Obligation to Close.
     -----------  -------------------------------------------------------------

          (a) Payment of Debt.  Notwithstanding anything to the contrary
              ---------------
     contained herein, the obligations of the Selling Partners to consummate the transaction contemplated hereby are expressly conditioned upon payment in full contemporaneously with the Closing of the indebtedness of PL LP to ALI, Inc. in the original principal amount of $35,517,327.00 plus all accrued and unpaid interest.

          (b) Other Agreements.  Notwithstanding anything to the contrary
              ----------------
     contained herein, the obligations of Selling Partners to consummate the transaction contemplated hereby are expressly subject to satisfaction of the "Simultaneous Closing Condition", as defined in Section 8.14 hereof, with respect to the "Other Agreements", as defined in Section 8.14.
     Subject to any contrary terms in Section 8.14, in the event of the failure of such Simultaneous Closing Condition, Selling Partners shall have the option to either (i) waive the Simultaneous Closing Condition and proceed with the Closing or (ii) terminate this Agreement, in which event this Agreement shall become null and void and of no further force or effect, and neither party shall have any further obligation one to the other, except to the extent that any obligation survives the termination of this Agreement.

          (c) Outside Closing Date.  In the event (i) the condition precedent to
              --------------------
     Purchaser's obligations to consummate the transaction contemplated hereby set forth in Section 4.1(e) has not been satisfied on or before December 31, 1996, in a manner to permit the transaction contemplated hereby and by the Other Agreements to be consummated and funded by such date, or (ii) Purchaser has not designated a Closing Date within a sufficient period of time to permit the timely Closing of the transaction contemplated hereby on or before December 31, 1996, or (iii) Purchaser has not designated a Closing Date within ten (10) Business days following the date the IPO has occurred, then in such event this Agreement shall terminate and become null and void and of no further force or effect on the earlier of December 31, 1996, or on the tenth (10th) Business day following the date of the occurrence of the IPO, and neither party shall have any further obligation one to the other under this Agreement.

     Section 4.4  Operation of Project Prior to Closing.  From the date hereof
     -----------  -------------------------------------
through the Closing Date, Selling Partners shall (a) continue to cause PL LP's property manager to diligently operate the Improvements and the Project in the ordinary course of business between the date hereof and the Closing Date, (b) cause PL LP to keep, observe, and perform or cause to be performed all of its obligations as landlord under the Leases, (c) prevent PL LP from terminating or causing the termination of any Lease except as the result of the default of the Tenant thereunder or the replacement of a suitable substitute, and (d) cause PL LP to maintain and operate the Project in substantially the same condition and repair as exists on the Effective Date, reasonable wear and tear and normal replacements and fire and damage from other casualty excepted, such operation to include, subject to the provisions set forth in Section 1.3 hereof relating to the adjustment to the Purchase Price, (i) the continuation of maintenance and repair programs consistent with current operations, (ii) the expenditure of money in respect to leasing activities consistent with current operations, and
(iii) the performance, in the ordinary course of business and at PL LP's expense, of any repairs requested by Tenants prior to the Closing Date which are the responsibility of the landlord under the Leases. From the date hereof through the Closing Date, Selling Partners shall not permit the Partnership, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed, to enter into any contracts, licenses, or other agreements with respect to the Project unless the same may be terminated on or before Closing. Selling Partners agree to use their good faith efforts to cause PL LP to collect all rental and other income prior to the Closing Date.

                                   ARTICLE V.

                             DEFAULTS AND REMEDIES
                             ---------------------

     Section 5.1  Selling Partners' Defaults; Purchaser's Remedies.
     -----------  ------------------------------------------------

          (a)  Selling Partners' Defaults.  Selling Partners shall be deemed to
               --------------------------
     be in default hereunder in the event that any of Selling Partners' representations hereunder are determined to be false or misleading in any material respect or in the event Selling Partners shall fail in any material respect to meet, comply with, or perform any covenant, agreement, or obligation on their part required to be met, complied with, or performed within the time limits and in the manner required in this Agreement.

          (b)  Purchaser's Remedies.  In the event Selling Partners shall be
               --------------------
     deemed to be in default hereunder for any other reason, by virtue of the occurrence of any one or more of the events specified in Section 5.1(a) above, Purchaser may at its election (i) bring suit against Selling Partners to enforce specific performance of this Agreement, together with such actions as may be available at law or in equity to recover Purchaser's actual out-of-pocket costs in the performance of reasonable due diligence, or (ii) terminate this Agreement. If the remedy of specific performance is not available Purchaser shall have no remedy for damages other that the aforementioned out-of-pocket costs.

     Section 5.2  Purchaser's Default; Selling Partners' Remedies.
     -----------  -----------------------------------------------

          (a)  Purchaser's Defaults.  Purchaser shall be deemed to be in default
               --------------------
     hereunder in the event Purchaser shall fail in any material respect to meet, comply with, or perform any covenant, agreement, or obligation on its part required to be met, complied with, or performed within the time limits and in the manner required in this Agreement.

          (b)  Selling Partners' Remedy.  IN THE EVENT PURCHASER SHALL BE DEEMED
               ------------------------
     TO BE IN DEFAULT AS SET FORTH IN SECTION 5.2(a) ABOVE PRIOR TO CLOSING AND SELLING PARTNERS DO NOT WAIVE SUCH DEFAULT, SELLING PARTNERS, AS SELLING PARTNERS' SOLE AND EXCLUSIVE REMEDY FOR SUCH DEFAULT, SHALL BE ENTITLED TO RETAIN THE INDEPENDENT CONSIDERATION, IT BEING AGREED BETWEEN PURCHASER AND SELLING PARTNERS THAT SUCH SUM SHALL BE LIQUIDATED DAMAGES FOR SUCH DEFAULT OF PURCHASER BECAUSE OF THE DIFFICULTY, INCONVENIENCE AND UNCERTAINTY OF ASCERTAINING ACTUAL DAMAGES FOR SUCH DEFAULT. IN PLACING THEIR INITIALS AT THE PLACES PROVIDED, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION AT THE TIME THIS AGREEMENT WAS MADE. NOTWITHSTANDING THE FOREGOING, THE PROVISIONS OF THIS SECTION 5.2 (b) SHALL NOT LIMIT IN ANY MANNER PURCHASER'S INDEMNITY OBLIGATIONS SET FORTH IN SECTIONS 7.1 OR 7.3 HEREOF.

                              SELLING PARTNERS' INITIALS:
                                                          ----------------------
                                                                  --------------
                              PURCHASER'S INITIALS:      /s/ TFA
                                                          ----------------------

     Section 5.3   Attorneys' Fees.  Should either party employ an attorney or
     -----------   ---------------
attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this Agreement, the non-prevailing party in any action pursued in courts of competent jurisdiction (the finality of which is not legally contested) agrees to pay to the prevailing party all reasonable costs, damages, and expenses, including attorneys' fees, expended or incurred in connection therewith.

                                  ARTICLE VI.

                    CLOSING COSTS; POST-CLOSING ADJUSTMENTS
                    ---------------------------------------

     Section 6.1  Closing Costs.  Costs of closing the transaction contemplated
     -----------  -------------
hereby shall be allocated between Selling Partners and Purchaser as follows:

          (a) Selling Partners shall pay the costs, if any, incurred by Selling Partners in connection with the performance of its obligations hereunder.

          (b) Purchaser shall pay the costs, if any, incurred by Purchaser in connection with the performance of its obligations hereunder.

     Section 6.2  Post-Closing Adjustments with Respect to Available Cash.
     -----------  -------------------------------------------------------
Purchaser and Selling Partners acknowledge that all Available Cash relating to the operations of the Partnerships prior to the Closing Date shall be retained by and remain the property of the existing partners (including Selling Partners) owning interests in the Partnerships immediately prior to the consummation of the transaction contemplated hereby. Purchaser and Selling Partners further acknowledge that it may not be possible to determine or compute the exact amount of undistributed Available Cash as of the Closing Date. Therefore, Purchaser hereby agrees that it shall cause the Partnerships, as soon as reasonably practicable following the Closing Date, to determine and compute the amount of undistributed Available Cash through the Closing Date and to pay over and distribute such sums to Selling Partners and the other partners of the Partnerships in the manner contemplated by the Partnership Agreements, as if the transaction contemplated hereby had not been consummated. To the extent requested by Selling Partners, Purchaser and/or the Partnerships shall provide adequate back up and substantiation as to the manner in which undistributed Available Cash has been determined, including verification by the Partnerships' independent accountants if requested by Selling Partners. All tax and accounting work for the Partnerships relating to periods ending on or prior to the Closing shall after the Closing continue to be performed in the manner stated in the Partnership Agreements as in effect on the Closing Date.

                                  ARTICLE VII.

                                INDEMNIFICATION
                                ---------------

     Section 7.1  Brokerage Commissions.  Each party hereto represents and
     -----------  ---------------------
warrants to the other that such party has incurred no liability to any real estate broker, agent or other third party with respect to the payment of any commission regarding the consummation of the transaction contemplated hereby. It is agreed that if any claims for commissions or fees, including, without limitation, brokerage fees, finder's fees, or commissions, are ever made against Selling Partners or Purchaser in connection with this transaction, all such claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim and such party shall indemnify and hold harmless the other from and against all such claims or demands with respect to any brokerage fees, finder's fees, or agents' commissions or other compensation asserted by any person, firm, or corporation in connection with this Agreement or the transactions contemplated hereby. The provisions of this Section 7.1 shall expressly survive the early termination of this Agreement.

     Section 7.2  Selling Partners' Indemnity.  Selling Partners agree to
     -----------  ---------------------------
indemnify and hold Purchaser harmless of and from all liabilities, claims, demands and expenses, of any kind or nature, known or unknown, fixed or contingent, arising or accruing on or before the Closing Date related to the ownership of the Partnership Interests excluding, however, any such liability, claim, demand, or expense to the extent caused by, resulting from, or arising out of the ownership, maintenance, or operation of the Project other than those described in the following sentence, and all expenses related thereto, including, without limitation, court costs and attorneys' fees. The foregoing indemnity shall also apply to any such claims, demands, causes of action, losses, damages, liabilities, costs or expenses asserted against or incurred by Purchaser at any time or from time to time by reason of or arising out of the breach of any representation or warranty of Selling Partners set forth herein.

     Section 7.3  Purchaser's Indemnity.  Purchaser agrees to indemnify and hold
     -----------  ---------------------
Selling Partners harmless of and from all liabilities, claims, demands and expenses, of any kind or nature, known or unknown, fixed or contingent, arising and accruing subsequent to the Closing Date related to (a) the ownership of the Partnership Interests and (b) caused by, resulting from, or arising out of the ownership, maintenance, or operation of the Project (whether arising or accruing prior to, on, or subsequent to the Closing Date), and all expenses related thereto, including, without limitation, court costs and attorneys' fees.


                                 ARTICLE VIII.

                                 MISCELLANEOUS
                                 -------------

          Section 8.1  Survival of Terms.  Except to the extent otherwise
          -----------  -----------------
expressly provided for herein, the terms and provisions hereof shall survive the Closing. The acceptance of the closing documents by Purchaser and payment of the Purchase Price shall be deemed full compliance by Selling Partners and Purchaser of all of their respective obligations arising under this Agreement and Purchaser and Selling Partners each expressly waives any noncompliance by the other party hereto with any prior obligations other than those obligations which expressly survive the Closing.

     Section 8.2  Binding Effect.  This Agreement shall be binding upon and
     -----------  --------------
shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns.

     Section 8.3  Entire Agreement; Modifications.  This Agreement embodies and
     -----------  -------------------------------
constitutes the entire understanding between the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements (other than the Partnership Agreements), understandings, representations, and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument.

     Section 8.4  Headings.  The headings contained in this Agreement are for
     -----------  --------
reference purposes only and shall not in any way affect the meaning or interpretation hereof.

     Section 8.5  Interpretation and Construction.
     -----------  -------------------------------

            (a) Whenever the context hereof shall so require, the singular shall include the plural, the male gender shall include the female gender and the neuter, and vice versa.

            (b) The terms and provisions of this Agreement represent the results of negotiations between Selling Partners and Purchaser, each of which has been represented by counsel of its own selection, and neither of which has acted under duress nor compulsion, whether legal, economic or otherwise. Consequently, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and Selling Partners and Purchaser hereby expressly waive and disclaim, in connection with the interpretation and construction of this Agreement, any rule of law or procedure requiring otherwise, including without limitation, any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the party whose attorney prepared this Agreement or any earlier draft of this Agreement.

     Section 8.6  Notice.  Whenever this Agreement requires or permits any
     -----------  ------
consent, approval, notice, request or demand from one party to the other (collectively, "Notice"), such Notice must be in writing to be effective and shall be effective on the date of actual receipt of such Notice by the addressee. The following shall be prima facia evidence of actual receipt of Notice by the addressee: (a) if mailed, by a United States certified mail return receipt, signed by the addressee or the addressee's agent or representative, (b) if by telegram, by a telegram receipt signed by the addressee or the addressee's agent or representative, (c) if hand delivered (including delivery by any overnight or other delivery service), by a delivery receipt signed by the addressee or the addressee's agent or representative, or
(d) if sent by facsimile transmission, with confirmation of receipt at the facsimile number to which it was sent. Each party's initial address for delivery of any Notice is designated below, but any party from time to time may designate a different address for delivery of any Notice by delivering to the other party Notice of such different address; provided, however, neither party may designate an address for delivery of Notice not located within the United States. Each party hereto covenants and agrees to mail copies of any Notice to the parties designated to receive copies of any Notice below, but the failure of the addressee for any copy actually to receive such copy shall not render the Notice ineffective.

     If to Selling Partners:          LW-LP, Inc.
                                      LW-RTC, Inc.
                                      NP Investment VI Co.
                                      1201 Elm Street
                                      Suite 5400
                                      Dallas, Texas  75270
                                      Attention: Mr. Edward J. Meylor
                                      Telephone No.:  (214) 745-5400
                                      Facsimile No.:  (214) 745-5390

     With copies to:                  James J. Thomas, Esq.
                                      Windels, Marx, Davies & Ives
                                      156 West 56th Street
                                      New York, New York 10019
                                      Telephone No.:  (212) 237-1000
                                      Facsimile No.:  (212) 262-1215

     If to Purchaser:                 Mr. Thomas F. August, President
                                      Prentiss Properties Limited, Inc.
                                      Suite 5000
                                      1717 Main Street
                                      Dallas, Texas 75201
                                      Telephone No.:  (214) 761-5009
                                      Facsimile No.:  (214) 748-1742

     With copies to:                  Lawrence J. Brannian, Esq.
                                      Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                      1700 Pacific Avenue, Suite 4100
                                      Dallas, Texas  75201-4675
                                      Telephone No.:  (214) 969-2808
                                      Facsimile No.:  (214) 969-4343

     Section 8.7  Additional Acts.  In addition to the acts and deeds recited
     -----------  ---------------
herein and contemplated to be performed, executed, and/or delivered by Selling Partners or Purchaser, Selling Partners and Purchaser hereby agree to perform, execute, and/or deliver or cause to be performed, executed, and/or delivered at the Closing or thereafter, all such further acts, deeds, and assurances as Purchaser or Selling Partners, as the case may be, may reasonably require to (i) evidence and vest in the Purchaser the ownership of, and title to, the Partnership Interests, and (ii) consummate the transactions contemplated hereunder. The covenants set forth in this Section 8.7 shall survive the Closing.

     Section 8.8  Applicable Law.  THIS AGREEMENT SHALL BE CONSTRUED UNDER AND
     -----------  --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

     Section 8.9  Assignment.  Purchaser shall have the right, without the
     -----------  ----------
consent of Selling Partners, to assign its rights under this Agreement and all rights hereunder to the PPL REIT or to any entity in which the PPL REIT has a controlling interest. Such assignment may be in respect to all or any portion of the Partnership Interests and Purchaser may assign the its rights hereunder to more than one Person each of whom shall acquire an allocable portion of the Partnership Interests. Upon such assignment Purchaser shall be relieved of its obligations hereunder, so long as the PPL REIT or any entity in which the PPL REIT has a controlling interest assumes all applicable obligations of Purchaser hereunder and confirms the undertakings or representations of Purchaser hereunder. No other assignment may be made without the prior written consent of Selling Partners.

     Section 8.10  Time of the Essence.  Time is of the essence of this
     ------------  -------------------
Agreement. In the event that the date for performance of any obligation hereunder, or the giving of any notice hereunder, falls on a day other than a Business day, the period for such performance, or the giving of any notice hereunder shall be extended to the end of the next Business day.

     Section 8.11  Conditions.  All covenants, warranties and obligations of
     ------------  ----------
Selling Partners or Purchaser contained in this Agreement are deemed to be conditions to the other parties' obligations herein. All conditions to Purchaser's or Selling Partners's obligations, whether specifically stated in this Agreement or pursuant to the preceding sentence, and all rights of Purchaser or Selling Partners herein are imposed solely and exclusively for the benefit of the other party and not of any Person not a party to this Agreement and their respective assigns and any or all of such conditions or rights may be waived in whole or in part by the party in question at any time in such party's sole discretion.

     Section 8.12  Severability.  If any provision in this Agreement is invalid,
     ------------  ------------
illegal, or unenforceable, such provision shall be construed as narrowly as possible to allow Purchaser and Selling Partners to be afforded the benefits and protection of this Agreement. Such provision shall be severable from the rest of this Agreement and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and shall continue in full force and effect.

     Section 8.13  Counterparts.  Two or more duplicate originals of this
     ------------  ------------
Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same agreement.

     Section 8.14  Acquisition of Other Projects.
     ------------  -----------------------------

                   (a) Selling Partners or Selling Partners' Affiliates have entered into certain other agreements with Purchaser (the "Other Agreements") for the purchase of the real estate or partnership interests listed on Exhibit "C" attached hereto (said properties and
                                -----------
            interests being designated on Exhibit "C" as "Large Properties" or
                                          -----------
            "Small Properties" and being herein collectively called "Other Properties"). Subject to the exceptions set forth in subparagraph
            (b) below, Selling Partners' obligation to consummate the transaction contemplated by this Agreement is expressly conditioned upon the acquisition by Purchaser of all of the Other Properties simultaneously with the Closing of the Partnership Interests pursuant to this Agreement (the "Simultaneous Closing Condition").

                  (b) Notwithstanding the existence of the Simultaneous Closing Condition, in the event Purchaser refuses to close any of the Other Properties and terminates the applicable Other Agreement for a Permitted Reason (defined below), by delivering a notice of intent to terminate such Other Agreement, the provisions of (c) or
            (d) of this Section shall apply. The term "Permitted Reason" shall mean either (i) Seller's default as contemplated by Section 6.1(a) of the applicable Other Agreement; (ii) a Title Objection which is not cured within the time periods provided by such Other Agreement;
            (iii) an Environmental Contamination has been discovered in respect to the Other Property covered by such Other Agreement; or (iv) the failure of any material condition listed in Section 5.1 of such Other Agreement and Purchaser's election to terminate the applicable Other Agreement in accordance with Section 5.2 thereof. Seller has the right to cure any Permitted Reason under the terms and within the time periods provided in the applicable Other Agreement. Seller's right to cure shall not delay Closing under this Agreement or any Other Agreements not affected by a Permitted Reason.

                  (c) If the Other Agreement which Purchaser seeks to cancel for a Permitted Reason pertains to a Large Property, Selling Partners shall have the right to terminate this Agreement and all Other Agreements (pertaining to both Large Properties and Small Properties) by giving written notice to Purchaser of such election within five (5) days following Purchaser's election to terminate the applicable Other Agreement and each of the parties rights and obligations arising under this Agreement shall be null and void except for those rights or obligations which expressly survive the termination of this Agreement.

                  (d) If the Other Agreement which Purchaser seeks to cancel for a Permitted Reason pertains to a Small Property, Selling Partners shall not have the right to terminate this Agreement or any Other Agreement based on Purchaser's cancellation of the Other Agreement and the transactions contemplated hereby and by the remaining Other Agreements shall be consummated in accordance with their respective terms and conditions.



         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              SELLING PARTNERS:
                              ----------------

                              LW-LP, INC.,
                              a Delaware corporation

                              By:/s/ Yon Cho
                                 ----------------------------------------
                              Name:  Yon Cho
                                   --------------------------------------
                              Title: President
                                    -------------------------------------
                              Date of Execution:  as of August 5, 1996

                              LW-RTC, INC.,
                              a Delaware corporation

                              By:/s/ Edward J. Meylor
                                 ----------------------------------------
                              Name:  Edward J. Meylor
                                   --------------------------------------
                              Title: President
                                    -------------------------------------
                              Date of Execution:  as of August 5, 1996

                              NP INVESTMENT VI CO.,
                              a Delaware corporation

                              By:/s/ Edward J. Meylor
                                 ----------------------------------------
                              Name:  Edward J. Meylor
                                   --------------------------------------
                              Title: President
                                    -------------------------------------
                              Date of Execution:  as of August 5, 1996

                              PURCHASER:
                              ---------

                              PRENTISS PROPERTIES LIMITED, INC.,
                              a Delaware corporation

                              By:/s/ Thomas F. August
                                 ----------------------------------------
                              Name:  Thomas F. August
                                   --------------------------------------
                              Title: President
                                    -------------------------------------
                              Date of Execution:  as of August 5, 1996

                                  EXHIBIT "A"
                                  -----------

                            DESCRIPTION OF THE LAND
                            -----------------------

                                  EXHIBIT "B"
                                  -----------

                              CLOSING CERTIFICATE
                              -------------------

     The undersigned, being all of Selling Partners of a 84.5% partnership interest in PL Properties Associates, L.P., a Delaware limited partnership and a 50% partnership interest in LePren Partners, L.P., a Delaware limited partnership (together the "Partnerships"), hereby certify to ___________________, ___________________ and _______________, as follows:

     1.   Attached hereto as Annex "A" and made a part hereof for all purposes
                             ---------
is a true and correct copy of the partnership agreements (the "Agreements") of the Partnerships, together with any and all amendments thereto.

     2. The Agreements are in full force and effect and have not been modified or amended except as provided herein.

     3. The Partnerships have not been dissolved or terminated and no proceeding for dissolution or termination is contemplated.

     4. Each and every of the representations and warranties of Selling Partners contained in Article IV of the Agreement of Purchase and Sale of Partnership Interests ("Purchase and Sale Agreement") and pursuant to which this Certificate is being issued are and continue to be true and correct on the date hereof, except as set forth on Annex "B" attached hereto and made a part hereof
                               ---------
for all purposes and subject to the terms, limitations, and conditions set forth in the Purchase and Sale Agreement.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the ____ day of ___, 1996.


                              LW-LP, INC.,
                              a Delaware corporation


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________

                              Date of Execution: ________, 1996



                              LW-RTC, INC.,
                              a Delaware corporation


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________

                              Date of Execution: ___________, 1996



                              NP INVESTMENT VI CO.,
                              a Delaware corporation


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________

                              Date of Execution: _________, 1996

                                  EXHIBIT "C"
                                  -----------

                                OTHER PROPERTIES
                                ----------------


LARGE PROPERTIES:
- ----------------

One Northwestern Plaza, Southfield, Michigan



SMALL PROPERTIES:
- ----------------

9050 Junction Drive, a/k/a Laredo, Annapolis, Maryland
West Loop Business Park, Houston, Texas
Cottonwood Office Center, Irving, Texas

                                SCHEDULE 1.1(V)
                                ---------------

                             PARTNERSHIP INTERESTS
                             ---------------------


LW-RTC, Inc.                -    49% limited partnership interest in LePren
                                 Partners, L.P.

NP Investment IV Co.        -    1% general partnership interest in LePren
                                 Partners, L.P.

LW-LP, Inc.                 -    84.5% limited partnership interest in PL
                                 Properties Associates, L.P.